                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                               September 12, 2001
                  --------------------------------------------
                     Date of Report (Date of earliest event
                                    reported)



                               CORIXA CORPORATION
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          DELAWARE                       0-22891                    91-1654387
-----------------------------  ---------------------------  ---------------------------
(State or Other Jurisdiction      (Commission File No.)            (IRS Employer
of Incorporation)                                               Identification No.)

           1124 COLUMBIA STREET, SUITE 200, SEATTLE, WASHINGTON 98104
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (206) 754-5711
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                      NONE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.    OTHER EVENTS

        On September 12, 2001, Corixa Corporation and GlaxoSmithKline plc announced that they had filed a lawsuit against IDEC Pharmaceuticals Corporation for patent infringement in connection with IDEC's Zevalin(TM) product for the treatment of non-Hodgkin's lymphoma. Copies of the press release and issue statement related to the announcement are attached as Exhibits 99.1 and 99.2.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS



       99.1         Corixa Corporation press release dated September 12, 2001.

       99.2         Corixa Corporation issue statement dated September 12, 2001.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CORIXA CORPORATION

Dated: September 14, 2001               By        /s/ Michelle Burris
                                             -----------------------------------
                                        Name:  Michelle Burris
                                        Its:   Senior Vice President and Chief
                                        Financial Officer

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                                  EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------
       99.1         Corixa Corporation press release dated September 12, 2001.

       99.2         Corixa Corporation issue statement dated September 12, 2001.